UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2006


                             SBD International, Inc.
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            Florida                  001-32528           58-2590047
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 (State or other jurisdiction    (Commission File      (IRS Employer
       of incorporation)              Number)        Identification No.)


      6464 N. W. 5th Way, Ft. Lauderdale, Florida          33309
      -------------------------------------------        --------
       (Address of Principal Executive Offices)          Zip Code


       Registrant's telephone number, including area code: (654) 489-2961


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01: Entry into a Material Definitive Agreement

On September 28-29, 2006 the Company entered into the material agreements described under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On September 28-29, 2006 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

On September 28, 2006, the Company entered into a Securities Purchase Agreement with four accredited investors (the "Investors") for an aggregate amount of (i) $500,000 in secured convertible notes, and (ii) warrants to purchase 5,000,000 shares of the Company's common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to finance the Company's Lomari Project. The Financing will provide working capital to purchase and develop a 1,200-unit housing project and for payment of existing debt obligations.

The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Financing was completed in one closing. The closing consisted of gross proceeds of $500,000, less financing and other costs of $100,000, for net proceeds of $400,000. Pursuant to the terms of the Securities Purchase Agreement, the Investors are obligated to purchase an additional $200,000 of convertible notes upon filing a registration statement, including the underlying shares, and an additional $300,000 of convertible notes upon effectiveness of such registration statement. The investors would receive an additional 5,000,000 warrants in connection with those two subsequent investments.

The Investors received three-year convertible notes (the "Notes") bearing simple interest at 8% per annum. The Notes are convertible into the Company's common stock at a price equal to the lesser of (i) $0.06 or (ii) 60% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, we granted the Investors a further security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property.


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

The parties entered into a Registration Rights Agreement whereby we are required to file a registration statement with the Securities and Exchange Commission within 30 days of closing, registering the common stock underlying the secured convertible notes. If the registration statement is not declared effective within 120 days from the date of closing (180 days in the event of SEC comments), we are required to pay damages to the investors in such amounts and at such times as determined pursuant to Section 2(c) of the Registration Rights Agreement. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we may be required to pay liquidated damages in shares or cash, at our election, equal to two percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

Under the terms of the Agreement, the Company has certain rights to repay and redeem the convertible notes, as well as to make monthly payments in order to prevent the investors from converting during that period.

The Investors received five year warrants to purchase a total of 5,000,000 common shares of the Company at a purchase price of $0.10 per share.

Other than under these Agreements and under certain specified circumstances, should we issue shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

The Company paid a finder's fee of 8% of the gross proceeds.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1 Securities Purchase Agreement dated September 28, 2006, by and among SBD International, Inc. and the investors named on the signature pages thereto.

10.2        Form of Callable Secured Convertible Note dated September 28, 2006.

10.3        Form of Stock Purchase Warrant dated September 29, 2006.

10.4 Registration Rights Agreement dated September 28, 2006, by and among SBD International, Inc. and the investors named on the signature pages thereto.

10.5 Security Agreement dated September 28, 2006, by and among SBD International, Inc. and the investors named on the signature pages thereto.

10.6        Memorandum dated September 28, 2006. 4


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SBD INTERNATIONAL, INC.
                                                    (Registrant)

Date: October 3, 2006                               By: /S/ Carl M. Nurse
                                                        -----------------------
                                                        Carl M. Nurse
                                                        Chief Executive Officer


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